EXHIBIT 7p

                                                                        THE
                                                                      OMEGA
                                                                    COMPANY

                               AUGUST 1, 1999

                                  Contract

                              THE OMEGA COMPANY
                             OF WISCONSIN, LTD.
                   425 Apache Drive, Janesville, WI 53545

This long term contract is between the Omega Company of Wisconsin Ltd. And the China Peregrine Food Corporation. It is based on the understanding that The Omega Company has the ability and the demonstrated experience to provide consulting services for the Chinese dairy and food operation.

1.    Scope of work:

Work designated under this contract will be undertaken by Arthur W. Blanding and/or other members of Omega's, and will include the following:

      A. Consultation and advice regarding any and all production issues involved with the Chinese plants.

      B. Ingredient, formulation and production procedures, sourcing, and purchasing assistance, performed from Omega's offices.

      C. Follow up work performed in Omega's office as result of off-shore visits.

2. Omega agrees to assure proprietary interests of China Peregrine Food Corporation.

3. Compensation: Work will begin January 1, 1999 and will continue indefinitely until cancelled by either party with 90 days notice.

The fee will be U.S.$5,000 per month payable within 15 days of invoicing and may be paid in cash with the option of payment of the amount due in equal value at the time of payment in stock of China. Peregrine Food Corporation.

4. In order to minimize our expenses and because we will be serving as your consultants it is understood that we will be included in your insurance liability contracts.

5. Further, and outside of this contract, Omega will be avai1able for off-shore work as requested. Compensation will be in two parts:

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      A.    Business class airfare.

      B.    US$1,500 for each day away from Omega's offices.

6. Further, and outside of this contact, Omega will be available for work and travel within the continental United States as requested. Compensation will be in two parts:

      A.    Coach class airfare.

      B.    US$250 for each day away from Omega's offices.

7. This contract, dated August 1, 1999 replaces and supercedes the former contract, dated January 1. 1999 end signed April 21, 1999.

Signatures:
The Omega Company

Arthur W. Blanding
President

China Peregrine Food Corporation

Roy G. Warren
President


                                                                        THE
                                                                      OMEGA
                                                                    COMPANY

                               OCTOBER 1, 2000

                                  Contract

                              THE OMEGA COMPANY
                             OF WISCONSIN, LTD.
                   425 Apache Drive, Janesville, WI 53545

This long term contract is between the Omega Company of Wisconsin Ltd. and Bravo! Foods, Inc. It is based on the understanding that The Omega Company has the ability and the demonstrated experience to provide consulting services for dairy and food operations.

1.    Scope of work:

Work designated under this contract will be undertaken by Arthur W. Blanding and/or other members of Omega's, and will include, but not be limited to the following:

      A. Consultation and advice regarding any and all product production issues.

      B. Ingredient, formulation and production procedures, sourcing, and purchasing assistance, performed from Omega's offices.

      C. Follow up work performed in Omega's offices resulting from consultation plant visits.

2. Omega agrees to assure proprietary interests of Bravo! and China Premium Food Corporation.

3. Compensation: Work will begin October 1, 2000 and will continue indefinitely until cancelled by either party with 90 days notice.

The fee will be U.S.$5,000 per month payable within 15 days of invoicing and will be paid in cash.

4. In order to minimize our expenses and because we will be serving as your consultants it is understood that we will be included in your insurance liability contracts.

5. Further, and outside of this contract, Omega will be avai1able for off-shore work as requested. Compensation will be in two parts:

      A.    Business class airfare.

      B.    US$1,500 for each day away from Omega's offices.

6. Further, and outside of this contact, Omega will be available for work and travel within the continental United States as requested. Compensation will be in two parts:

      A.    Coach class airfare.

      B.    US$250 for each day away from Omega's offices.

7. This contract, dated October 1, 2000 replaces and supercedes the former contract, dated August 1, 1999 and signed below.

Signatures:
The Omega Company

Arthur W. Blanding
President

Bravo! Foods, Inc.

Roy G. Warren
Chief Executive Officer